HOLLYWOOD PARTNERS, INC.
                          INDEX TO FINANCIAL STATEMENTS




Report of Independent Certified Public Accountants.........................  2


Balance Sheets--December 31, 1998 and 1997.................................  3


Statement of Operations--Year Ended December 31, 1998......................  4


Statement of Stockholders' Deficit--Year Ended December 31, 1998...........  5


Statement of Cash Flows--Year Ended December 31, 1998......................  6


Summary of Accounting Policies.............................................  7


Notes to Financial Statements..............................................  9

               Report of Independent Certified Public Accountants





         Board of Directors and Stockholders
         HOLLYWOOD PARTNERS, INC.
         Los Angeles, California

         We have audited the accompanying balance sheets of Hollywood Partners, Inc., a wholly-owned subsidiary of Vitafort International Corporation, as of December 31, 1998 and 1997, and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hollywood Partners, Inc. at December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998, in conformity with generally accepted accounting principles.







         Los Angeles, California
         September 16, 1999                                  BDO SEIDMAN, LLP

                                      HOLLYWOOD PARTNERS, INC.
                                           BALANCE SHEETS

                                              ASSETS

                                                                            December 31,
                                                                       1998              1997

Current assets
  Cash and cash equivalents....................................     $    243,834        $       -

  Accounts receivable, less allowance for doubtful accounts of
     $21,472...................................................          819,856                -
  Inventory (Note 2)...........................................           94,932                -
  Prepaid expenses and other current
     assets....................................................          111,813                -
                                                                        --------         ---------
    Total current assets.......................................        1,270,435                -
                                                                        --------         ---------


    Total assets...............................................     $   1,270,435      $        -
                                                                     =============     ===========

                          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                                                                            December 31,
                                                                       1998              1997

Current liabilities
  Loan from parent company (Note 3)............................... $    953,301        $    -
  Accounts payable................................................      251,868             -
  Accrued expenses................................................       66,127             -
                                                                     -----------     ---------
    Total Current Liabilities.....................................    1,271,296             -
                                                                     -----------     ---------

  Lease commitment (Note 6)

Stockholders' equity (deficit)

  Common stock, $1.00 par value; authorized 1,000,000
   shares; issued and outstanding  1,000 shares..................        1,000          1,000

  Accumulated deficit............................................       (1,861)             -
  Less loan to parent company....................................            -         (1,000)
                                                                     -----------     ----------
    Total stockholders' equity (deficit).........................         (861)             -

    Total liabilities and stockholders' equity (deficit).........   $ 1,270,435      $      -
                                                                   =============     ==========


                          See accompanying notes to financial statements

                                HOLLYWOOD PARTNERS, INC.
                                 STATEMENT OF OPERATIONS


Year ended December 31, 1998


Net sales (Note4).........................................        $   1,811,661

Cost of sales.............................................              829,266

      Gross profit........................................              982,395

Operating expenses
  Research and development................................              204,557
  Sales and marketing.....................................              541,984
  General and administrative..............................              252,417
     Total operating expenses.............................              998,958
                                                                        -------

     Loss from operations.................................              (16,563)

Other income
  Other income............................................               14,014
  Interest income.........................................                  688
    Total other income....................................               14,702

    Net loss.............................................        $       (1,861)
                                                                    ============











                     See accompanying notes to financial statements

                            HOLLYWOOD PARTNERS, INC.
                       STATEMENT OF STOCKHOLDERS' DEFICIT
                          Year Ended December 31, 1998



                                                                      Additional
                                                 Common Stock          Paid-In       Accumulated                   Loan to
                                              Shares      Amount       Capital         Deficit        Total        Parent


Balance,  December 31, 1997..........         1,000       $1,000            -              -             -         $1,000

Loan Repayment.......................            -          -               -              -          1,000        (1,000)

Net loss.............................                                                  (1,861)       (1,861)

Balance, December 31, 1998...........         1,000       $1,000         $  -        $ (1,861)      $  (861)       $    -












                                See accompanying notes to financial statements

                            HOLLYWOOD PARTNERS, INC.
                             STATEMENT OF CASH FLOWS

         Year ended December 31 1998


         Increase (Decrease) in Cash and Cash Equivalents

         Cash flows from operating activities:
             Net loss..............................................                    $     (1,861)

             Allowance for doubtful accounts.......................                          21,472

             Changes in operating assets and liabilities:
               (Increase) decrease in:
                 Accounts receivable...............................                        (841,328)

         Inventories...............................................                         (94,932)
                 Prepaid expenses and other currentassets..........                        (111,813)

                Increase (decrease) in:
                 Accounts payable..................................                         251,868

                 Accrued expenses..................................                          66,127

                Cash and cash equivalents used in operating activities...                  (710,467)
                                                                                          ------------


         Cash flows from financing activities:
           Proceeds of loan from parent company.........................                     954,301
                                                                                          ------------

                Cash and cash equivalents provided by financing activities....               954,301
                                                                                          ------------


         Increase  in cash and cash equivalents.....................                         243,834

         Cash and cash equivalents, beginning of period.............                               -
                                                                                                   -
         Cash and cash equivalents, end of period...................                    $    243,834
                                                                                          ============







                 See accompanying notes to financial statements

                            HOLLYWOOD PARTNERS, INC.
                         SUMMARY OF ACCOUNTING POLICIES


USE OF ESTIMATES

         The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


CASH AND CASH EQUIVALENTS

         Cash and cash equivalents are investments with original maturities of three months or less and short-term, highly liquid investments that are both readily convertible to known amounts of cash and are so near their maturity that they present insignificant risk of changes in value because of changes in interest rates.


INVENTORY

         Inventory  consists  of  merchandise   available  for  sale,  packaging
supplies and raw materials, and are stated at the lower of cost (first-in, first-out) or market.


ADVERTISING

         General   costs  are   expenses  as  incurred  or  prepaid   until  the
advertisement is published, at which time the related costs are expensed.


REVENUE

         Product sales and related costs are recognized when the Company's products are shipped from the commercial warehouse used by the Company or the contract manufacturer to the customer.


INCOME TAXES

         Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance has been provided since management cannot determine whether or not it is more likely that the net deferred tax asset will be realized.

         The  Company's   operations  are  included  in  the  parent   company's
consolidated income tax returns.

FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company has cash and cash equivalents, accounts receivable and accounts payable for which the carrying value approximates the fair value due to the short-term nature of these instruments.

         The fair value of debt due to the parent company cannot be estimated due to its related party nature.

DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION

         Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") issued by the FASB is effective for financial statements with fiscal years ending after December 15, 1997. SFAS 131 requires that public companies report certain information about operating segments, products, services and geographical areas in which they operate and their major customers. The Company adopted SFAS 131 on January 1, 1998, and it did not have any effect on its financial position or results of operations as the Company operates in one business segment. The Company is providing the other footnote disclosures required by SFAS 131.

                            HOLLYWOOD PARTNERS, INC.
                          Notes to Financial Statements


NOTE 1 - THE COMPANY

     Hollywood Partners, Inc. (the "Company"), a wholly-owned subsidiary of Vitafort International Corporation, was incorporated as Vitafort Distributors, Inc. on August 7, 1995 in the State of California. The name of the corporation was changed to Hollywood Partners, Inc. on September 15, 1997. The Company is presently engaged in the business of developing, marketing and distributing licensed snacks to food retailers across the country.

      The Company began operations in February 1998.

NOTE 2- INVENTORY

      Inventory is stated at the lower of cost (first in, first out) or market. Inventory consists of the following:

                                                       December 31, 1998

      Finished goods...................................   $    43,242
      Packaging and raw material.......................        51,690
                                                          ------------
                                                          $    94,932


NOTE 3- LOAN FROM PARENT COMPANY

The Company owed $953,301 to the parent company as of December 31, 1998. The loan is unsecured, interest free and has no fixed terms of repayment. As of December 31, 1997, the parent company owed the Company $1,000. The loan was unsecured, interest-free and had no fixed term of repayment.

NOTE 4 - MAJOR CUSTOMERS

     The Company derived the following revenue from major customers, each of which provided 10% or more of total revenues during the year ended December 31, 1998:

                                                                1998

        Wal-Mart...................................        $  461,522

NOTE 5 - RELATED PARTY TRANSACTIONS

         The Company and its parent share management and other administrative expenses. These expenses have been allocated between the companies based on certain management estimates. Allocated expenses totaled $319,528 in 1998.

NOTE 6 - LEASE COMMITMENT

         As of August 1, 1999, the Company entered into a two-year lease agreement for its office premises. The Company is obligated for a monthly rent of $7,250 through May 31, 2000 and $7,400 per month for the period June 1, 2000 through May 31, 2001.

NOTE 7 - SUBSEQUENT EVENTS

Lease Obligations

         As of August 1, 1999, the Company entered into an agreement with the parent company to sub-lease a portion of its office premises from the Company at a monthly rental of $3,800.

         On July 21, 1999, the Company entered into a lease for the rental of a label machine used in the production of a food product. As of September 1, 1999, the lease is being assigned and assumed by the parent company.

Convertible Debentures

         On July 15, 1999, the Company entered into a Convertible Debenture Agreement with DYDX Consulting, LLC, in consideration for $375,000 to be advanced to the Company. The convertible debenture is repayable on July 15, 2002 in the form of cash, or may be converted in multiples of $5,000 at any time. The conversion rate will be at $5.00 per share of the Company's common stock. The conversion price assumes that upon the spin-off of the Company by Vitafort, an aggregate of 4,500,000 shares of the Company's common stock will be issued and outstanding. The convertible debenture incurs interest on the unpaid principal at 9% per annum, payable quarterly, commencing March 31, 2000, or at the time of each conversion if such conversion is prior to the quarter end, until the principal amount is paid in full or has been converted. Interest may be paid in cash or common stock of the Company.

         The Company is required to reserve the common stock necessary to fulfill the conversion.

Disposition of Company

         Currently, the parent company is involved in discussions to dispose of its investment in the Company. In connection with the transaction, the Company has received $500,000 from an investor.

NOTE 8 - YEAR 2000 ISSUES (Unaudited)

     Like other companies, the Company could be adversely affected if the computer system its suppliers or customers use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc. At this time, because of the complexities involved in the issue, management cannot provide assurances that the Year 2000 issue will not have an impact on the Company's operations.



                            HOLLYWOOD PARTNERS, INC.
                     INDEX TO REVIEWED FINANCIAL STATEMENTS




Balance Sheets - June 30, 1999 and 1998................................................................... 2


Statements of Operations--Six Months Ended June 30, 1999 and 1998.......................................... 3


Statements of Stockholders' Deficit--Six Months Ended June 30, 1999 and 1998............................... 4


Statements of Cash Flows--Six Months Ended June 30, 1999 and 1998.......................................... 5


Summary of Accounting Policies............................................................................ 6


Notes to Financial Statements............................................................................. 8


                            HOLLYWOOD PARTNERS, INC.
                                 BALANCE SHEETS


                                     ASSETS

                                                                                June 30,
                                                                         1999              1998

Current assets
  Cash and cash equivalents.......................................... $    186,528       $     904

  Accounts receivable, less allowance
    for doubtful accounts of $61,803 and $20,236
    as of June 30, 1999 and 1998 respectively........................      152,031          81,838

  Inventory (Note 2).................................................      150,866         229,797
  Prepaid expenses and other current assets..........................      112,269         154,073
                                                                          ---------       ---------
    Total Current Assets.............................................      601,694         466,612
                                                                          ---------       ---------

  Computer equipment, net............................................        2,975               -
                                                                          ---------       ---------
    Total assets..................................................... $    604,669    $    466,612
                                                                       ============     ===========



                                  LIABILITIES AND STOCKHOLDERS' DEFICIT

                                                                                 June 30,
                                                                        1999                 1998

Current liabilities
  Loan from parent company (Note 3).................................$    691,915          $ 572,202
  Accounts payable..................................................      84,292             88,627
  Accrued expenses..................................................      80,913                  -
Total Current Liabilities...........................................     857,120            660,829
                                                                        --------            -------

Lease commitment (Note 4)

Stockholders' deficit

  Common stock, $1.00 par value; authorized 1,000,000
   shares; issued and outstanding  1,000 shares......................      1,000             1,000
  Accumulated deficit................................................   (253,451)         (195,217)
                                                                        ---------         ---------
    Total stockholders' deficit......................................   (252,451)         (194,217)
                                                                       ----------         ---------

    Total  liabilities and stockholders'deficit.....................$    604,669          $ 466,612
                                                                      ==========         ==========


      See accompanying accountants' report on reviewed financial statements and notes to financial statements

                            HOLLYWOOD PARTNERS, INC.
                            STATEMENTS OF OPERATIONS


                                                                                     June 30,
                                                                              1999                1998

Net sales (Note 5)..................................................... $    739,709         $    154,643


Cost of sales.........................................................       501,538              111,605
                                                                             -------              -------

      Gross profit....................................................       238,171               43,038
                                                                             -------               ------

Operating expenses
  Research and development............................................         4,895              126,520
  Sales and marketing.................................................       386,793               63,168
  General and administrative..........................................       182,991               55,492
                                                                             --------              ------
    Total operating expenses..........................................       574,679              245,180
                                                                             --------             -------

    Loss from operations..............................................      (336,508)            (202,142)

Other income
  Other income........................................................             -                6,925
  Interest income.....................................................           477                   -
                                                                          ----------             ---------
    Total other income................................................           477                6,925
                                                                          ----------             ---------

    Loss before extraordinary item....................................      (336,031)            (195,217)

Extraordinary item-gain on forgiveness of debt-vendor settlement......        84,441                  -
                                                                          ----------             ---------
   Net loss........................................................... $    (251,590)        $   (195,217)
                                                                          ============          ===========








      See accompanying accountants' report on reviewed financial statements and notes to financial statements

                            HOLLYWOOD PARTNERS, INC.
                       STATEMENT OF STOCKHOLDERS' DEFICIT
                         Six Months Ended June 30, 1999




                                                                              Additional
                                                       Common Stock             Paid-In        Accumulated
                                                 --------------------------
                                                    Shares        Amount        Capital          Deficit            Total
                                                 -------------- ----------- ---------------- ----------------- ---------------



Balance, December 31, 1998..................         1,000         $1,000                -     $   (1,861)        $   (861)

Net loss....................................                                                     (251,590)          (251,590)
                                                 ------------- ------------  -------------    ---------------  ---------------
Balance, June 30, 1999......................         1,000         $1,000     $          -     $ (253,451)        $ (252,451)
                                                 ============== =========== ================ ================= ===============









      See accompanying accountants' report on reviewed financial statements and notes to financial statements

                            HOLLYWOOD PARTNERS, INC.
                            STATEMENTS OF CASH FLOWS


                                                                              Six Months Ended June 30,
                                                                              1999                1998
Increase (Decrease) in Cash and Cash Equivalents

Cash flows from operating activities:
    Net loss................................................            $   (251,590)       $   (195,217)

    Allowance for doubtful accounts.........................                  40,331              20,236
    Extraordinary item......................................                  84,441                   -
    Changes in operating assets and liabilities:
      (Increase) decrease in:
        Accounts receivable, trade...........................                627,494           (102,074)

Inventories..................................................                (55,934)          (229,797)
        Prepaid expenses and other current assets............                   (456)          (154,073)
       Increase (decrease) in:
        Accounts payable.....................................               (252,017)            88,627
        Accrued expenses.....................................                 14,786                 -
                                                                           ----------          ----------
Cash and cash equivalents provided by (used in) operating activities.        207,055            (572,298)
                                                                           ----------          ----------


Cash flows from investing activities
  Acquisition of fixed assets.................................                (2,975)                -
                                                                           ----------          ----------
Cash equivalents used in investing activities.................                (2,975)                -


Cash flows from financing activities:
  Proceeds from issuance of stock..............................                    -               1,000
  Proceeds from loans from parent company......................                    -             572,202
  Repayments of loan from parent company.......................             (261,386)                -
                                                                         ------------          ----------
    Cash and cash equivalents provided by (used in)financing
       activities..............................................             (261,386)            573,202
                                                                         ------------          ----------

Increase (decrease) in cash and cash equivalents...............              (57,306)                 904
Cash and cash equivalents, beginning of period................               243,834                 -
                                                                        -------------         ------------
Cash and cash equivalents, end of period                                $    186,528          $      904
                                                                        =============         ============






      See accompanying accountants' report on reviewed financial statements and notes to financial statements

                            HOLLYWOOD PARTNERS, INC.
                         Summary of Accounting Policies



USE OF ESTIMATES

         The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

         Cash and cash equivalents are investments with original maturities of three months or less and short-term, highly liquid investments that are both readily convertible to known amounts of cash and are so near their maturity that they present insignificant risk of changes in value because of changes in interest rates.

INVENTORY

         Inventory  consists  of  merchandise   available  for  sale,  packaging
supplies and raw materials, and are stated at the lower of cost (first-in, first-out) or market.

ADVERTISING

         General   costs  are   expenses  as  incurred  or  prepaid   until  the
advertisement is published, at which time the related costs are expensed.

REVENUE

         Product sales and related costs are recognized when the Company's products are shipped from the commercial warehouse used by the Company or the contract manufacturer to the customer.

INCOME TAXES

         Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance has been provided since management cannot determine whether or not it is more likely that the net deferred tax asset will be realized.

         The  Company's   operations  are  included  in  the  parent   company's
consolidated income tax returns.

FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company has cash and cash equivalents, accounts receivable and accounts payable for which the carrying value approximates the fair value due to the short-term nature of these instruments.

         The fair value of debt due to the parent company cannot be estimated due to its related party nature.

DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION

         Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") issued by the FASB is effective for financial statements with fiscal years ending after December 15, 1997. SFAS 131 requires that public companies report certain information about operating segments, products, services and geographical areas in which they operate and their major customers. The Company adopted SFAS 131 on January 1, 1998, and it did not have any effect on its financial position or results of operations as the Company operates in one business segment. The Company is providing the other footnote disclosures required by SFAS 131.

                            HOLLYWOOD PARTNERS, INC.
                          Notes to Financial Statements


NOTE 1 - THE COMPANY

     Hollywood Partners, Inc. (the "Company"), a wholly-owned subsidiary of Vitafort International Corporation, was incorporated as Vitafort Distributors, Inc. on August 7, 1995 in the State of California. The name of the corporation was changed to Hollywood Partners, Inc. on September 15, 1997. The Company is presently engaged in the business of developing, marketing and distributing licensed snacks to food retailers across the country.

      The Company began operations in February 1998.

NOTE 2- INVENTORY

      Inventory is stated at the lower of cost (first in, first out) or market. Inventory consists of the following:


                                                             June 30,

                                                       1999          1998
                                                       ----          ----

      Finished goods.............................. $  129,671       $167,139
      Packaging and raw material..................     21,195         62,658
                                                     ---------   -----------
                                                   $  150,866       $229,797
                                                    ==========   ===========

NOTE 3 - LOAN FROM PARENT COMPANY

     The Company owed $691,915 and $572,202 to the parent company as of June 30, 1999 and 1998 respectively. The loan was unsecured, interest free and had no fixed terms of repayment.

NOTE 4 - LEASE COMMITMENT

         As of August 1, 1999, the Company entered into a two-year lease agreement for its office premises. The Company is obligated for a monthly rent of $7,250 through May 31, 2000 and $7,400 per month for the period June 1, 2000 through May 31, 2001.

NOTE 5 - MAJOR CUSTOMERS

     The Company derived the following revenue from major customers, each of which provided 10% or more of total revenues during the six month periods ended June 30, 1999 and 1998:

                                                1999              1998
                                                ----              ----

    Wal-Mart................                  $ 108,011       $        -

NOTE 6 - RELATED PARTY TRANSACTIONS

         The Company and its parent share management and other administrative expenses. These expenses have been allocated between the companies based on certain management estimates. Allocated expenses totaled $234,343 in 1999 and $72,476 in 1998.

NOTE 7 - SUBSEQUENT EVENTS

         Lease Obligations

         As of August 1, 1999, the Company entered into an agreement with the parent company to sub-lease a portion of its office premises from the Company at a monthly rental of $3,800.

         On July 21, 1999, the Company entered into a lease for the rental of a label machine used in the production of a food product. As of September 1, 1999, the lease is being assigned and assumed by the parent company.

         Convertible Debentures

         On July 15, 1999, the Company entered into a Convertible Debenture Agreement with DYDX Consulting, LLC, in consideration for $375,000 to be advanced to the Company. The convertible debenture is payable on July 15, 2002 in the form of cash, or may be converted in multiples of $5,000 at any time. The conversion rate will be at $5.00 per share of the Company's common stock. The conversion price assumes that upon the spin-off of the Company by Vitafort, an aggregate of 4,500,000 shares of the Company's common stock will be issued and outstanding. The convertible debenture incurs interest on the unpaid principal at 9% per annum, payable quarterly, commencing March 31, 2000, or at the time of each conversion if such conversion is prior to the quarter end, until the principal amount is paid in full or has been converted. Interest may be paid in cash or common stock of the Company.

         The Company is required to reserve the common stock necessary to fulfill the conversion.

         Disposition of Company

         Currently, the parent company is involved in discussions to dispose of its investment in the Company. In connection with this transaction, the Company has received $500,000 from an investor.

NOTE 8 - YEAR 2000 ISSUES (Unaudited)

     Like other companies, the Company could be adversely affected if the computer systems, its suppliers or customers use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc. At this time, because of the complexities involved in the issue, management cannot provide assurances that the Year 2000 issue will not have an impact on the Company's operations.





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